STATEMENT OF AUTHORITY

1. This Statement of Authority relates to an entity[1] named LifeLoc Technologies, Inc., a Colorado corporation and is executed on behalf of the entity to the provisions of Section 38-30-172, C.R.S.

2. The type of entity is a:
   - ☐ trust
   - ☐ nonprofit corporation
   - ☐ limited liability company
   - ☐ general partnership
   - ☐ limited partnership
   - ☐ registered limited liability partnership
   - ☐ registered limited liability limited partnership
   - ☐ limited partnership association
   - ☐ government or governmental subdivision or agency
   - ☒ corporation
   - ☐ ______________________

3. The entity is formed under the laws of Colorado

4. The Mailing address for the entity is ______________________

5. The ☒ name ☒ position of each person authorized to execute instruments conveying, encumbering, or otherwise affecting title to real property on behalf of the entity is:

   Wayne Willkomm, President and Vern Kornelsen, Secretary

6.[2] The authority of the foregoing person (s) to bind the entity is ☒ not limited ☐ limited as follows:

7. Other matters concerning the manner in which the entity deals with interests in real property:

Executed this September 29, 2021

LifeLoc Technologies, Inc., a Colorado corporation

BY: ______________________
Wayne Willkomm, President

BY: ______________________
Vern Kornelsen, Secretary

STATE OF COLORADO

COUNTY OF Jefferson

The foregoing instrument was acknowledged before me this 29th day of September, 2021, by Wayne Willkomm as President and Vern Kornelsen as Secretary of LifeLoc Technologies, Inc., a Colorado corporation.

____
Notary Public

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

Witness my hand and official seal.
My Commission Expires:

[1]This form should not be used unless the entity is capable of holding title to real property.
[2]The absence of any limitation shall be prima facie evidence that no such limitation exists.
[3]The statement of authority must be recorded to obtain the benefits of the statute.

First Integrity Title Company
2345 7th Street
Denver, CO 80211
Phone: (720)542-6940 Fax: (303)648-4238

Borrower's Final Settlement Statement

Settlement Date: 09/29/2021
Disbursement Date: 09/29/2021
Order Number: 109-2142354-R

Borrower: LifeLoc Technologies, Inc., a Colorado corporation

Lender: Citywide Banks

Property: 12441 W 49th Avenue
Wheat Ridge, CO 80033

	Borrower	
	Debit	Credit
Payoffs		
Payoff to Bank of America, N.A	1,305,969.05	
Loan # LIFELOC TE00001 / Good thru 10/1/21		
Total Payoff 1,305,969.05		
Loan Charges		
Principal Amount of New Loan		1,350,000.00
Title/Escrow Charges		
Loan Policy Premium	1,741.00	
Refinance Loan Closing Fee	450.00	
Tax Certificate	25.00	
CO-110.1 (General Endorsement Deleting Items Schedule B)	75.00	
Recording Charges		
Recording Estimate* to Jefferson County Clerk and Recorder	200.00	
Subtotals	**1,308,460.05**	**1,350,000.00**
Balance Due TO Borrower	**41,539.95**	
Totals	**1,350,000.00**	**1,350,000.00**

LifeLoc Technologies, Inc., a Colorado corporation

BY: ______________________
Wayne Willkomm, President

BY: ______________________
Vern Kornelsen, Secretary

FIRST INTEGRITY
TITLE COMPANY

2345 7th Street
Denver, CO 80211
Phone: (720)542-6940 Fax: (303)648-4238

BORROWER/OWNER AFFIDAVIT AND AGREEMENT AND LIMITED POWER OF ATTORNEY

The undersigned, being the present owners of the real property described in the paragraph 14 hereof, and being first duly sworn upon oath, depose:

1. The representations, covenants and agreements contained herein are made to induce **Chicago Title Insurance Company** and **First Integrity Title Company** to authorize its title insurance policies to be issued covering the real property described in paragraph 14 hereof, with full knowledge and intent that such representations, covenants and agreements be relied upon.

2. No construction or repair of improvements on or in the real property described in paragraph 14 hereof has been commenced or contracted for which has not been fully completed and fully paid for more than four full months prior to the execution hereof, except as described in paragraph 11 hereof.

3. No claims have been made to affiants or to any other person within the knowledge of affiants on account of work done or materials furnished to the real property described in paragraph 14 hereof, except as described in paragraph 11 hereof.

4. Affiants know of no violation of any restrictive protective covenants or governmental restrictions relating to the real property described in paragraph 14 hereof, and affiants know of no encroachment of improvements onto any adjoining real property or encroachment of improvements from any adjoining real property onto the real property described in paragraph 14 hereof, except as described in paragraph 11 hereof.

5. Affiants know of no parties in possession of or claiming possessory rights pertaining to the real property described in paragraph 14 thereof other than affiants, except as described in paragraph 11 hereof.

6. Affiants know of no outstanding conditional sale contract, security agreements, financing statement, retention of materials, fixtures appliances, furnishings or equipment located in the real property described in paragraph 14 hereof, except as described in paragraph 11 hereof.

7. Affiants know of no liens or encumbrances of any kind, recorded or unrecorded, affecting the subject property, except as shown in the above referenced title commitment.

8. Affiants affirm that if any deed of trust recorded against my property secures an open line of credit or a revolving line of credit, I/we have not drawn additional funds from the line of credit since the date of the payoff statement from my/our lender to **First Integrity Title Company**. I/we further agree and affirm that I/we will not make any further draws on the line of credit after the date of this affidavit. I/we further affirm that I/we have not taken out any loans against our property other than those shown on the above referenced title commitment number.

9. Affiants agree to indemnify and hold harmless **Chicago Title Insurance Company** from any loss or damage which would not have occurred if the representations contained herein had been true and if the covenants and agreements contained herein had been fully performed.

10. Affiant hereby grants closing agent a limited power of attorney to sign authorizations to close line of credit accounts which are secured by a deed of trust on the subject property described in section 14; and to endorse checks that have not been properly endorsed over to closing agent. In the event the amount collected by **First Integrity Title Company** for a deed of trust encumbering the property described in section 14, is insufficient to completely payoff all amounts owing, for whatever reason, Affiant hereby grants **First Integrity Title Company** a limited power of attorney to sign authorizations on Affiant's behalf giving the lender authorization to apply monies held in escrow to pay taxes and insurance toward any additional amounts owed.

11. All exceptions relating to paragraph 2, 3, 4, 5 and 6 hereof are as follows: NONE

12. It is agreed and understood between the undersigned parties that **First Integrity Title Company** is acting as closing agent in this transaction and will not be responsible or liable as to the accuracy or completeness of any payoff-statement that has been provided to said company for the purpose of closing this transaction. **First**

13. Affiants hereby authorize Closing Company to deposit all funds in an FDIC insured account. Buyers(s) and /or Seller(s) hereby acknowledge and agree that Closing Company may receive an earnings credit or other benefit from this account unless prohibited by law. Buyers(s) and /or Seller(s) hereby acknowledge they may elect to receive the interest on their deposits by paying an administrative fee to the closing company.

14. The real property to which this affidavit and agreement relates is located in the State of **Colorado**, County of **Jefferson** and is described as follows:

LOT 1,
WARD WEST,
COUNTY OF JEFFERSON,
STATE OF COLORADO.

Property Address: 12441 W 49th Avenue, Wheat Ridge, CO 80033

Dated this September 29, 2021

OWNER:

LifeLoc Technologies, Inc., a Colorado corporation

BY: ______________________
Wayne Willkomm, President

BY: ______________________
Vern Kornelsen, Secretary

STATE OF COLORADO

COUNTY OF Jefferson

The foregoing instrument was acknowledged before me this 29th day of September, 2021, by Wayne Willkomm as President and Vern Kornelsen as Secretary of LifeLoc Technologies, Inc., a Colorado corporation.

____
Notary Public

Witness my hand and official seal
My Commission Expires: 11/14/2023

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

0280

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Corporation: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

WE, THE UNDERSIGNED, DO HEREBY CERTIFY AND STATE UNDER PENALTY OF PERJURY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is LIFELOC TECHNOLOGIES, INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 12441 W 49TH AVE SUITE 4, WHEAT RIDGE, CO 80033. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on **September 30, 2021**, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS. The following named persons and entities are officers of LIFELOC TECHNOLOGIES, INC.:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES

AGENTS. The agents of the Corporation are:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
WAYNE WILLKOM	President	Y	X [signature]
VERN KORNELSON	Secretary	Y	X [signature]

ACTIONS AUTHORIZED. Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money. To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced and as a security for the payment of any loans, any promissory notes, or any other or further indebtedness of LIFELOC TECHNOLOGIES, INC. to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered. The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of LIFELOC TECHNOLOGIES, INC. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or

principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

ACTIONS AUTHORIZED ADDITIONAL PROVISION.
Enter into Credit Card Relationship: To request issuance of a credit card from Lender, enter into a credit card relationship with Lender, and borrow from Lender pursuant to same.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, we have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate Resolution to Borrow / Grant Collateral / Subordinate Debt is dated September 30, 2021.

CERTIFIED TO AND ATTESTED BY:

X ______________________________
WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

X ______________________________
VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.

STATE OF COLORADO)
) SS
COUNTY OF Jefferson)

Signed and sworn to (or affirmed) before me on this 29 day of September, 20 21, by VERN and Wayne as officers of Lifeloc.

Witness my hand and official seal.

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

My commission expires: 11/14/2023

____
Notary Public

NOTE: If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

CERTIFICATION OF BENEFICIAL OWNER(S)

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Persons opening an account on behalf of a legal entity must provide the following information:

a. Name and Title of Natural Person Opening Account:

WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

b. Name, Type, and Address of Legal Entity for Which the Account is Being Opened:

LIFELOC TECHNOLOGIES, INC., Corporation; 12441 W 49TH AVE SUITE 4; WHEAT RIDGE, CO 80033

c. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

Not Applicable

d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

☒ An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

☐ Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name/Title	Date of Birth	Address (Res. or Bus. Street Address)	For U.S. Persons[1]	For Non-U.S. Persons[2]
WAYNE WILLKOM, President	01-11-1963	12441 WEST 49TH AVENUE STE 4, WHEAT RIDGE, 80033, USA	202-52-9841	

I, WAYNE WILLKOM (name of natural person opening account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct, and on behalf of LIFELOC TECHNOLOGIES, INC., I agree to notify the financial institution of any change in such information.

By: ______________________________ 9/25/2021
WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC. Date

[1] U.S. Persons must provide a Social Security Number.

[2] Non-U.S. Persons must provide a Social Security Number, passport number and country of issuance, or similar identification number. In lieu of a passport number, Non-U.S. Persons may also provide a Social Security Number, an alien identification card number, or number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard.

Legal Entity Identifier: ______________________________ (Optional)

0070

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOT01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

THIS BUSINESS LOAN AGREEMENT dated September 30, 2021, is made and executed between LIFELOC TECHNOLOGIES, INC. ("Borrower") and CITYWIDE BANKS ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of September 30, 2021, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 12441 W 49TH AVE SUITE 4, WHEAT RIDGE, CO 80033. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Financial Information. Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing

release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than (30) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than (30) days after the applicable filing date for the tax reporting period ended, Borrower's Federal and other governmental tax returns, prepared by Borrower.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may

principle, or the interpretation or application of any thereof by any court, administrative or governmental authority, or standard-setting organization (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge or restructure as a legal entity (whether by division or otherwise), consolidate with or acquire any other entity, change its name, convert to another type of entity or redomesticate, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

Loans, Acquisitions and Guaranties. (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall

Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

SUPERSEDE PROVISION. BORROWER ACKNOWLEDGES THAT THIS LOAN AGREEMENT REPLACES, SUPERSEDES AND AMENDS ANY EXISTING LOAN AGREEMENTS. ALL INDEBTEDNESS OF BORROWER TO LENDER WHICH WAS HERETOFORE SUBJECT TO THE TERMS OF A PRIOR LOAN AGREEMENT SHALL HEREAFTER BE SUBJECT TO THIS LOAN AGREEMENT. NOTHING HEREIN SHALL BE CONSIDERED A NOVATION OF ANY SUCH OBLIGATION. NOTWITHSTANDING THE FOREGOING LANGUAGE, THIS LOAN AGREEMENT SHALL NOT SUPERSEDE ANY LOAN AGREEMENT WITH LENDER THAT SPECIFICALLY EXEMPTS ITSELF FROM GENERAL SUPERSEDING PROVISIONS.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Borrower agrees to pay upon demand all of Lender's reasonable costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the reasonable costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Colorado.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means CITYWIDE BANKS, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note dated September 30, 2021 and executed by LIFELOC TECHNOLOGIES, INC. in the principal amount of $1,350,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Permitted Liens. The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED SEPTEMBER 30, 2021.

BORROWER:

LIFELOC TECHNOLOGIES, INC.

By: ______________________
WAYNE WILLKOMM, President of LIFELOC TECHNOLOGIES, INC.

By: ______________________
VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.

LENDER:

CITYWIDE BANKS

By: ______________________
Authorized Signer

0955

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

Principal Amount: $1,350,000.00 **Date of Note: September 30, 2021**

PROMISE TO PAY. LIFELOC TECHNOLOGIES, INC. ("Borrower") promises to pay to CITYWIDE BANKS ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Three Hundred Fifty Thousand & 00/100 Dollars ($1,350,000.00), together with interest on the unpaid principal balance from September 30, 2021, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 2.950% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 119 regular payments of $7,453.32 each and one irregular last payment estimated at $786,606.53. Borrower's first payment is due October 31, 2021, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on September 30, 2031, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: IF DURING THE TERM OF THIS LOAN THE BORROWER PAYS THIS LOAN IN WHOLE OR IN PART, BORROWER AGREES TO PAY A PREPAYMENT PENALTY CALCULATED BY MULTIPLYING THE CURRENT BALANCE BY THE FOLLOWING: 3% IF PREPAYMENT OCCURS DURING THE FIRST YEAR OF THE LOAN, 2% IF PREPAYMENT OCCURS DURING THE SECOND YEAR OF THE LOAN, 1% IF PREPAYMENT OCCURS DURING THE THIRD YEAR OF THE LOAN, 1% IF PREPAYMENT OCCURS DURING THE FOURTH YEAR OF THE LOAN, AND 1% IF THE PREPAYMENT OCCURS DURING THE FIFTH YEAR OF THE LOAN. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: CITYWIDE BANKS, ARVADA BANKING CENTER, 12501 WEST 52ND AVENUE, ARVADA, CO 80002-1803.**

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment or $10.00, whichever is greater.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 15.000% per annum based on a year of 360 days. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Colorado.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by INCLUDING BUT NOT LIMITED TO A DEED OF TRUST DATED 09/30/2021 AND AN ASSIGNMENT OF RENTS DATED 09/30/2021.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, U.S. Federal law requires financial institutions to obtain, verify, and record information that identifies each person (individuals and businesses) who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask for your driver's license or other identifying documents.

ESCROW PROVISION. IN THE EVENT THAT PROPERTY TAXES ARE NOT PAID IN A TIMELY MANNER THE BANK MAY REQUIRE AN ESCROW ACCOUNT.

ERRORS AND OMISSIONS AGREEMENT. The undersigned Borrower, for and in consideration of Lender funding the closing of this loan, agrees to the following terms and conditions:

1. If any loan document, including but not limited to the Note, Mortgage, Security Agreement, Assignment of Rents, and/or Business Loan Agreement, is lost, misplaced, inaccurate, or missing signatures, Borrower agrees to execute, acknowledge, initial, and deliver to Lender any item necessary to replace and/or correct the documents.

2. Borrower agrees to deliver the corrected loan documents within ten (10) days after receipt.

3. If Borrower fails or refuses to execute, acknowledge, initial, and or deliver the documents within ten (10) days after being requested to do so, Borrower agrees to be liable for all costs which Lender sustains, including but not limited to all reasonable attorney fees.

The undersigned Borrower hereby agrees to comply with the terms and conditions of this agreement.

UNLAWFUL USE PROVISION. (i) Any owner of collateral given to secure any indebtedness subject to this Agreement shall fail to comply with the requirement of the laws, rules regulations and orders of any governmental authority applicable to and materially affecting such collateral, or (ii) Borrower, any Third Party Obligor, or other owner of an equity interest in the Borrower or any Third Party Obligor, or any subsidiary owned directly or indirectly by Borrower or any Third Party Obligor, performs or engages in any act or series of acts that Bank reasonably believes could constitute money laundering or a predicate crime to money laundering under applicable laws, rules, regulations and orders of any governmental authority.

UNLAWFUL USE, MEDICAL MARIJUANA, CONTROLLED SUBSTANCES AND PROHIBITED ACTIVITIES. The undersigned shall not use, occupy, or permit the use or occupancy of any Property or Collateral by the undersigned or any lessee, tenant, licensee, permitee, agent, or any other person in any manner that would be a violation of any applicable federal, state or local law or regulation, regardless of whether such use or occupancy is lawful under any conflicting law, including without limitation any law relating to the use, sale, possession, cultivation, manufacture, distribution or marketing of any controlled substances or other contraband (whether for commercial, medical, or personal purposes), or any law relating to the medicinal use or distribution of marijuana (collectively, "Prohibited Activities"). Any lease, license, sublease or other agreement for use, occupancy or possession of any Property or Collateral (collectively a "lease") with any third person ("lessee") shall expressly prohibit the lessee from engaging or permitting others to engage in any Prohibited Activities. The undersigned shall upon demand provide Lender with a written statement setting forth its compliance with this section and stating whether any Prohibited Activities are or may be occurring in, on or around the Property or Collateral. If the undersigned becomes aware that any lessee is likely engaged in any Prohibited Activities, The undersigned shall, in compliance with applicable law, terminate the applicable lease and take all actions permitted by law to discontinue such activities. The undersigned shall keep Lender fully advised of its actions and plans to comply with this section and to prevent Prohibited Activities.

This section is a material consideration and inducement upon which Lender relies in extending credit and other financial accommodations to the undersigned. Failure by the undersigned to comply with this section shall constitute a material non-curable Event of Default. Notwithstanding anything in this agreement, the Note or Related Documents regarding rights to cure Events of Default, Lender is entitled upon breach of this section to immediately exercise any and all remedies under this agreement, the Note the Related Documents, and by law.

In addition and not by way of limitation, the undersigned shall indemnify, defend and hold Lender harmless from and against any loss, claim, damage, liability, fine, penalty, cost or expense (including attorneys' fees and expenses) arising from, out of or related to any Prohibited Activities at or on the Property or Collateral, Prohibited Activities by the undersigned or any lessee of the Property or Collateral, or the undersigned's breach, violation, or failure to enforce or comply with any of the covenants set forth in this section. This indemnity includes, without limitation any claim by any governmental entity or agency, any lessee, or any third person, including any governmental action for seizure or forfeiture of any Property or Collateral (with or without compensation to Lender, and whether or not Property or Collateral is taken free of or subject to Lender's lien or security interest). As used in this section, the word "undersigned" does not include Lender or any individual signing on behalf of Lender.

ADDITIONAL PROVISION.
THIS LOAN IS SUBJECT TO A BUSINESS LOAN AGREEMENT DATED 09/30/2021.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

LENDER:

CITYWIDE BANKS

X______________________________
Authorized Signer

RECORDATION REQUESTED BY:
CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803

WHEN RECORDED MAIL TO:
CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803

FOR RECORDER'S USE ONLY

0340

DEED OF TRUST

MAXIMUM PRINCIPAL AMOUNT SECURED. The Lien of this Deed of Trust shall not exceed at any one time $1,350,000.00 except as allowed under applicable Colorado law.

THIS DEED OF TRUST is dated September 30, 2021, among LIFELOC TECHNOLOGIES, INC., whose address is 12441 W 49TH AVE SUITE 4, WHEAT RIDGE, CO 80033; A COLORADO CORPORATION ("Grantor"); CITYWIDE BANKS, whose address is ARVADA BANKING CENTER, 12501 WEST 52ND AVENUE, ARVADA, CO 80002-1803 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and the Public Trustee of JEFFERSON County, Colorado (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Grantor hereby irrevocably grants, transfers and assigns to Trustee for the benefit of Lender as Beneficiary all of Grantor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, **(the "Real Property") located in JEFFERSON County, State of Colorado:**

LOT 1, WARD WEST, COUNTY OF JEFFERSON, STATE OF COLORADO.

The Real Property or its address is commonly known as 12441 W 49TH AVE, WHEAT RIDGE, CO 80033. The Real Property tax identification number is 39-173-01-136.

CROSS-COLLATERALIZATION. In addition to the Note, this Deed of Trust secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

Grantor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Grantor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Grantor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Grantor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or

satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

TAX AND INSURANCE RESERVES. Subject to any limitations and consistent with any requirements set by applicable law, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by an initial deposit and subsequent monthly payments, or payments at such other interval as payments under the Note may be due, of a sum estimated by Lender to be sufficient to pay the total annual taxes, assessments, and insurance premiums Lender reasonably anticipates to be paid from these reserves. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Deed of Trust shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. Subject to any limitations set by applicable law, if the reserve funds disclose a shortage or deficiency, Grantor shall pay such shortage or deficiency as required by Lender. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not Grantor's agent for payment of the taxes and assessments required to be paid by Grantor.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, provided, however, to the extent any such Real Property description, title insurance policy, title report or final title opinion includes any reference to or any document referencing "statutory exceptions", Grantor shall nonetheless warrant and forever defend the title to the Property against all such statutory exceptions, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust:

Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Grantor shall take whatever action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall not remove, sever or detach the Personal Property from the Property. Upon default, Grantor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. Upon the full performance of all the obligations under the Note and this Deed of Trust, Trustee may, upon production of documents and fees as required under applicable law, release this Deed of Trust, and such release shall constitute a release of the lien for all such additional sums and expenditures made pursuant to this Deed of Trust. Lender agrees to cooperate with Grantor in obtaining such release and releasing the other collateral securing the Indebtedness. Any release fees required by law shall be paid by Grantor, if permitted by applicable law.

EVENTS OF DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Deed of Trust:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on Other Payments. Failure of Grantor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties. Should Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's ability to repay the Indebtedness or Grantor's ability to perform Grantor's obligations under this Deed of Trust or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender,

Right to Cure. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Deed of Trust within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

Foreclosure. Lender shall have the right to cause all or any part of the Real Property, and Personal Property, if Lender decides to proceed against it as if it were real property, to be sold by the Trustee according to the laws of the State of Colorado as respects foreclosures against real property. The Trustee shall give notice in accordance with the laws of Colorado. The Trustee shall apply the proceeds of the sale in the following order: (a) to all costs and expenses of the sale, including but not limited to Trustee's fees, attorneys' fees, and the cost of title evidence; (b) to all sums secured by this Deed of Trust; and (c) the excess, if any, to the person or persons legally entitled to the excess.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender shall have the right, without notice to Grantor to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. Receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or available at law or in equity.

Sale of the Property. In exercising its rights and remedies, Lender shall be free to designate on or before it files a notice of election and demand with the Trustee, that the Trustee sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property. Upon any sale of the Property, whether made under a power of sale granted in this Deed of Trust or pursuant to judicial proceedings, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all, or any portion of, the Indebtedness for or in settlement or payment of all, or any portion of, the purchase price of the Property purchased, and, in such case, this Deed of Trust, the Note, and any documents evidencing expenditures secured by this Deed of Trust shall be presented to the person conducting the sale in order that the amount of Indebtedness so used or applied may be credited thereon as having been paid.

Attorneys' Fees; Expenses. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee. To the extent permitted by applicable law, Trustee shall have all of the rights and duties of Lender as set forth in this section.

NOTICES. Any notice required to be given under this Deed of Trust, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent

expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law. This Deed of Trust will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Deed of Trust has been accepted by Lender in the State of Colorado.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Grantor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Colorado as to all Indebtedness secured by this Deed of Trust.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary. The word "Beneficiary" means CITYWIDE BANKS, and its successors and assigns.

Borrower. The word "Borrower" means LIFELOC TECHNOLOGIES, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Grantor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Grantor. The word "Grantor" means LIFELOC TECHNOLOGIES, INC..

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Trustee or Lender to enforce Grantor's obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

Trustee. The word "Trustee" means the Public Trustee of JEFFERSON County, Colorado.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

LIFELOC TECHNOLOGIES, INC.

By: [signature]
WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

By: [signature]
VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.

CORPORATE ACKNOWLEDGMENT

STATE OF Colorado)
) SS
COUNTY OF Jefferson)

This record was acknowledged before me on September 29th, 20 21 by **WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.**.

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

[signature]
Signature of Notarial Officer
Notary Public in and for the State of Colorado
My commission expires 11/24/2023

CORPORATE ACKNOWLEDGMENT

STATE OF Colorado)
) SS
COUNTY OF Jefferson)

This record was acknowledged before me on September 29th, 20 21 by **VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.**.

[signature]
Signature of Notarial Officer
Notary Public in and for the State of Colorado
My commission expires 11/14/2023

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

RECORDATION REQUESTED BY:
CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803

WHEN RECORDED MAIL TO:
CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803

FOR RECORDER'S USE ONLY

0115

ASSIGNMENT OF RENTS

MAXIMUM PRINCIPAL AMOUNT SECURED. The Lien of this Assignment shall not exceed at any one time $1,350,000.00 except as allowed under applicable Colorado law.

THIS ASSIGNMENT OF RENTS dated September 30, 2021, is made and executed between LIFELOC TECHNOLOGIES, INC., whose address is 12441 W 49TH AVE SUITE 4, WHEAT RIDGE, CO 80033; A COLORADO CORPORATION (referred to below as "Grantor") and CITYWIDE BANKS, whose address is 12501 WEST 52ND AVENUE, ARVADA, CO 80002-1803 (referred to below as "Lender").

ASSIGNMENT. For valuable consideration, Grantor hereby assigns, grants a continuing security interest in, and conveys to Lender all of Grantor's right, title, and interest in and to the Rents from the following described Property located in JEFFERSON County, State of Colorado:

LOT 1, WARD WEST, COUNTY OF JEFFERSON, STATE OF COLORADO.

The Property or its address is commonly known as 12441 W 49TH AVE, WHEAT RIDGE, CO 80033. The Property tax identification number is 39-173-01-136.

CROSS-COLLATERALIZATION. In addition to the Note, this Assignment secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

THIS ASSIGNMENT IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THIS ASSIGNMENT, AND THE RELATED DOCUMENTS. THIS ASSIGNMENT IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Assignment or any Related Documents, Grantor shall pay to Lender all amounts secured by this Assignment as they become due, and shall strictly perform all of Grantor's obligations under this Assignment. Unless and until Lender exercises its right to collect the Rents as provided below and so long as there is no default under this Assignment, Grantor may remain in possession and control of and operate and manage the Property and collect the Rents, provided that the granting of the right to collect the Rents shall not constitute Lender's consent to the use of cash collateral in a bankruptcy proceeding.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that:

Ownership. Grantor is entitled to receive the Rents free and clear of all rights, loans, liens, encumbrances, and claims except as disclosed to and accepted by Lender in writing.

Right to Assign. Grantor has the full right, power and authority to enter into this Assignment and to assign and convey the Rents

to Lender.

No Prior Assignment. Grantor has not previously assigned or conveyed the Rents to any other person by any instrument now in force.

No Further Transfer. Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Rents except as provided in this Assignment.

LENDER'S RIGHT TO RECEIVE AND COLLECT RENTS. Lender shall have the right at any time, and even though no default shall have occurred under this Assignment, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers and authority:

Notice to Tenants. Lender may send notices to any and all tenants of the Property advising them of this Assignment and directing all Rents to be paid directly to Lender or Lender's agent.

Enter the Property. Lender may enter upon and take possession of the Property; demand, collect and receive from the tenants or from any other persons liable therefor, all of the Rents; institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property; collect the Rents and remove any tenant or tenants or other persons from the Property.

Maintain the Property. Lender may enter upon the Property to maintain the Property and keep the same in repair; to pay the costs thereof and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition, and also to pay all taxes, assessments and water utilities, and the premiums on fire and other insurance effected by Lender on the Property.

Compliance with Laws. Lender may do any and all things to execute and comply with the laws of the State of Colorado and also all other laws, rules, orders, ordinances and requirements of all other governmental agencies affecting the Property.

Lease the Property. Lender may rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate.

Employ Agents. Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents.

Other Acts. Lender may do all such other things and acts with respect to the Property as Lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor and to have all of the powers of Grantor for the purposes stated above.

No Requirement to Act. Lender shall not be required to do any of the foregoing acts or things, and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing.

APPLICATION OF RENTS. All costs and expenses incurred by Lender in connection with the Property shall be for Grantor's account and Lender may pay such costs and expenses from the Rents. Lender, in its sole discretion, shall determine the application of any and all Rents received by it; however, any such Rents received by Lender which are not applied to such costs and expenses shall be applied to the Indebtedness. All expenditures made by Lender under this Assignment and not reimbursed from the Rents shall become a part of the Indebtedness secured by this Assignment, and shall be payable on demand, with interest at the Note rate from date of expenditure until paid.

FULL PERFORMANCE. If Grantor pays all of the Indebtedness when due and otherwise performs all the obligations imposed upon Grantor under this Assignment, the Note, and the Related Documents, Lender shall execute and deliver to Grantor a suitable satisfaction of this Assignment and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Property. Any termination fee required by law shall be paid by Grantor, if permitted by applicable law.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Assignment or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Assignment or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Rents or the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Assignment also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default.

DEFAULT. Each of the following, at Lender's option, shall constitute an Event of Default under this Assignment:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Assignment or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition

contained in any other agreement between Lender and Grantor.

Default on Other Payments. Failure of Grantor within the time required by this Assignment to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Default in Favor of Third Parties. Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or ability to perform Grantor's obligations under this Assignment or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Assignment or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Assignment or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Rents or any property securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Property Damage or Loss. The Property is lost, stolen, substantially damaged, sold, or borrowed against.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Grantor has not been given a notice of a breach of the same provision of this Assignment within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Grantor demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty that Grantor would be required to pay.

Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender shall have all the rights provided for in the Lender's Right to Receive and Collect Rents Section, above. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver. Receiver may be appointed by a court of competent jurisdiction upon ex parte application and without notice, notice being expressly waived.

Other Remedies. Lender shall have all other rights and remedies provided in this Assignment or the Note or by law.

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Assignment, after Grantor's failure to perform,

shall not affect Lender's right to declare a default and exercise its remedies.

Attorneys' Fees; Expenses. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Assignment, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Assignment:

Amendments. This Assignment, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Assignment. No alteration of or amendment to this Assignment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Caption Headings. Caption headings in this Assignment are for convenience purposes only and are not to be used to interpret or define the provisions of this Assignment.

Governing Law. This Assignment will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Assignment has been accepted by Lender in the State of Colorado.

Merger. There shall be no merger of the interest or estate created by this Assignment with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Interpretation. (1) In all cases where there is more than one Borrower or Grantor, then all words used in this Assignment in the singular shall be deemed to have been used in the plural where the context and construction so require. (2) If more than one person signs this Assignment as "Grantor," the obligations of each Grantor are joint and several. This means that if Lender brings a lawsuit, Lender may sue any one or more of the Grantors. If Borrower and Grantor are not the same person, Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit. (3) The names given to paragraphs or sections in this Assignment are for convenience purposes only. They are not to be used to interpret or define the provisions of this Assignment.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Assignment unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Assignment shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Assignment. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Assignment, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Assignment shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Assignment. Any party may change its address for notices under this Assignment by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Powers of Attorney. The various agencies and powers of attorney conveyed on Lender under this Assignment are granted for purposes of security and may not be revoked by Grantor until such time as the same are renounced by Lender.

Severability. If a court of competent jurisdiction finds any provision of this Assignment to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Assignment. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Assignment shall not affect the legality, validity or enforceability of any other provision of this Assignment.

Successors and Assigns. Subject to any limitations stated in this Assignment on transfer of Grantor's interest, this Assignment shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Assignment and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Assignment or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Assignment.

Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Colorado as to all Indebtedness secured by this Assignment.

Waiver of Right of Redemption. NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS ASSIGNMENT, GRANTOR HEREBY WAIVES ANY AND ALL RIGHTS OF REDEMPTION FROM SALE UNDER ANY ORDER OR JUDGMENT OF FORECLOSURE ON GRANTOR'S BEHALF AND ON BEHALF OF EACH AND EVERY PERSON, EXCEPT JUDGMENT CREDITORS OF GRANTOR, ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS ASSIGNMENT.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Assignment. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Assignment shall have the meanings attributed to such terms in the Uniform Commercial Code:

Assignment. The word "Assignment" means this ASSIGNMENT OF RENTS, as this ASSIGNMENT OF RENTS may be amended or modified from time to time, together with all exhibits and schedules attached to this ASSIGNMENT OF RENTS from time to time.

Borrower. The word "Borrower" means LIFELOC TECHNOLOGIES, INC..

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Assignment in the default section of this Assignment.

Grantor. The word "Grantor" means LIFELOC TECHNOLOGIES, INC..

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Assignment, together with interest on such amounts as provided in this Assignment. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Assignment.

Lender. The word "Lender" means CITYWIDE BANKS, its successors and assigns.

Note. The word "Note" means the promissory note dated September 30, 2021, **in the original principal amount of $1,350,000.00** from Grantor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Assignment" section of this Assignment.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all of Grantor's present and future rights, title and interest in, to and under any and all present and future leases, including, without limitation, all rents, revenue, income, issues, royalties, bonuses, accounts receivable, cash or security deposits, advance rentals, profits and proceeds from the Property, and other payments and benefits derived or to be derived from such leases of every kind and nature, whether due now or later, including without limitation Grantor's right to enforce such leases and to receive and collect payment and proceeds thereunder.

THE UNDERSIGNED ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS ASSIGNMENT, AND NOT PERSONALLY BUT AS AN AUTHORIZED SIGNER, HAS CAUSED THIS ASSIGNMENT TO BE SIGNED AND EXECUTED ON BEHALF OF GRANTOR ON SEPTEMBER 30, 2021.

GRANTOR:

LIFELOC TECHNOLOGIES, INC.

By: [signature]
WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

By: [signature]
VERN KORNELSEN, Secretary of LIFELOC TECHNOLOGIES, INC.

CORPORATE ACKNOWLEDGMENT

STATE OF Colorado)
) SS
COUNTY OF Jefferson)

This record was acknowledged before me on September 29th, 20 21 by WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC..

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

[signature]
Signature of Notarial Officer
Notary Public in and for the State of Colorado
My commission expires 11/14/2023

CORPORATE ACKNOWLEDGMENT

STATE OF Colorado)
) SS
COUNTY OF Jefferson)

This record was acknowledged before me on September 29th, 20 21 by VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC..

JORDAN BAKER
NOTARY PUBLIC - STATE OF COLORADO
NOTARY ID 20194043195
MY COMMISSION EXPIRES NOV 14, 2023

Signature of Notarial Officer

Notary Public in and for the State of Colorado

My commission expires 11/14/2023

0035

AGREEMENT TO PROVIDE INSURANCE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

INSURANCE REQUIREMENTS. Grantor, LIFELOC TECHNOLOGIES, INC. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral: **12441 W 49TH AVE, WHEAT RIDGE, CO 80033.**
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By 30 days after closing.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FLOOD INSURANCE. Flood Insurance for the Collateral securing this loan is described as follows:

Real Estate at 12441 W 49TH AVE, WHEAT RIDGE, CO 80033.
Should the Collateral at any time be deemed to be located in an area designated by the Administrator of the Federal Emergency Management Agency as a special flood hazard area. Grantor agrees to obtain and maintain flood insurance, if available, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan. Flood insurance may be purchased under the National Flood Insurance Program, from private insurers providing "private flood insurance" as defined by applicable federal flood insurance statutes and regulations, or from another flood insurance provider that is both acceptable to Lender in its sole discretion and permitted by applicable federal flood insurance statutes and regulations.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

CITYWIDE BANKS
PO BOX 7091
TROY, MI 48007-7091

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, evidence of the required insurance as provided above, with an effective date of September 30, 2021, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

AGREEMENT TO PROVIDE INSURANCE
(Continued)

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED SEPTEMBER 30, 2021.

GRANTOR:

LIFELOC TECHNOLOGIES, INC.

By: ______________________	By: ______________________
WAYNE WILLKOMM, President of LIFELOC TECHNOLOGIES, INC.	VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.

FOR LENDER USE ONLY
INSURANCE VERIFICATION

DATE: ______________________ PHONE ______________________

AGENT'S NAME: ______________________

AGENCY: ______________________

ADDRESS: ______________________

INSURANCE COMPANY: ______________________

POLICY NUMBER: ______________________

EFFECTIVE DATES: ______________________

COMMENTS: ______________________

0825

NOTICE OF INSURANCE REQUIREMENTS

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
	09-30-2021		512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Grantor: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

TO: **ATTN: Insurance Agent**

DATE: September 30, 2021

RE: Policy Number(s):

Insurance Companies/Company:

Dear Insurance Agent:

Grantor, LIFELOC TECHNOLOGIES, INC. ("Grantor") is obtaining a loan from CITYWIDE BANKS. Please send appropriate evidence of insurance to CITYWIDE BANKS, together with the requested endorsements, on the following property, which Grantor is giving as security for the loan.

Collateral: **12441 W 49TH AVE, WHEAT RIDGE, CO 80033.**
Type: Fire and extended coverage.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Standard mortgagee's clause with stipulation that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender, and without disclaimer of the insurer's liability for failure to give such notice.
Latest Delivery Date: By 30 days after closing.

GRANTOR:

LIFELOC TECHNOLOGIES, INC.

By: WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

By: VERN KORNELSON, Secretary of LIFELOC TECHNOLOGIES, INC.

RETURN TO:

CITYWIDE BANKS
PO BOX 7091
TROY, MI 48007-7091

"0345"

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,350,000.00	09-30-2021	09-30-2031	512223292	150 / 0639	LIFELOTI01	06858	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "*****" has been omitted due to text length limitations.

Borrower: LIFELOC TECHNOLOGIES, INC.
12441 W 49TH AVE SUITE 4
WHEAT RIDGE, CO 80033

Lender: CITYWIDE BANKS
ARVADA BANKING CENTER
12501 WEST 52ND AVENUE
ARVADA, CO 80002-1803
(303) 365-8060

LOAN TYPE. This is a Fixed Rate (2.950%) Nondisclosable Loan to a Corporation for $1,350,000.00 due on September 30, 2031.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

SPECIFIC PURPOSE. The specific purpose of this loan is: Refinance OOCRE.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $1,350,000.00 as follows:

Amount paid to Borrower directly: $44,030.95 Deposited to Checking Account # 320076565	$44,030.95
Amount paid to others on Borrower's behalf: $1,305,969.05 to BANK OF AMERICA- ACCOUNT #2500110375	$1,305,969.05
Note Principal:	$1,350,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash: $48.00 Recording Fee - Deed $11.00 Flood Determination Life of Loan $169.00 Lereta Tax Contract $2,091.00 Title Policy $38.00 Recording Fee- Assignment of Rents $3,375.00 Loan Origination Fee	$5,732.00
Total Charges Paid in Cash:	$5,732.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED SEPTEMBER 30, 2021.

BORROWER:

LIFELOC TECHNOLOGIES, INC.

By: ______________________________
WAYNE WILLKOM, President of LIFELOC TECHNOLOGIES, INC.

By: ______________________________
VERN KORNELSEN, Secretary of LIFELOC TECHNOLOGIES, INC.